UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of The Securities Exchange Act of 1934


                          Date of Report: July 19, 2006
                        (Date of earliest event reported)



                                INTEL CORPORATION
             (Exact name of registrant as specified in its charter)


       Delaware                     0-06217                  94-1672743
       --------                     -------                  ----------
      (State of                   (Commission              (IRS Employer
    incorporation)                File Number)           Identification No.)

2200 Mission College Blvd., Santa Clara, California          95054-1549
---------------------------------------------------          ----------
     (Address of principal executive offices)                (Zip Code)

                                 (408) 765-8080
                                 --------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))


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Item 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

          Attached hereto as Exhibit 99.1 and incorporated by reference herein is financial information for Intel Corporation for the quarter ended July 1, 2006 and forward-looking statements relating to 2006 and the third quarter of 2006 as presented in a press release of July 19, 2006. The information in this report shall be deemed incorporated by reference into any registration statement heretofore or hereafter filed under the Securities Act of 1933, as amended, except to the extent that such information is superseded by information as of a subsequent date that is included in or incorporated by reference into such registration statement. The information in this report shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

          In addition to disclosing financial results calculated in accordance with United States (U.S.) generally accepted accounting principles
          (GAAP), the company's earnings release contains non-GAAP financial measures that exclude the effects of share-based compensation and the requirements of Statement of Financial Accounting Standards No. 123 (revised 2004), "Share-Based Payment" (SFAS No. 123(R)). The non-GAAP financial measures used by management and disclosed by the company exclude the income statement effects of all forms of share-based compensation and the effects of SFAS No. 123(R) upon the number of diluted common shares used in calculating non-GAAP earnings per share. The non-GAAP financial measures disclosed by the company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations to those financial statements should be carefully evaluated. The non-GAAP financial measures used by the company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. The company has provided reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures. The company applied the modified prospective method of adoption of SFAS No. 123(R), under which the effects of SFAS No. 123(R) are reflected in the company's GAAP financial statement presentations for and after the first quarter 2006, but are not reflected in results for prior periods.

          In managing the company's business on a consolidated basis, consistent with how we managed the business prior to implementation of FAS 123(R), management develops an annual budget that includes all components of the income statement, exclusive of share-based compensation. Gross margin, expenses (research and development and marketing, general and administrative), operating income, income taxes, net income and diluted earnings per share (EPS) are the primary consolidated financial measures management uses for planning and forecasting future periods that are affected by shared-based compensation. The company's budget and planning process commences with a segment-level evaluation which excludes share-based compensation, and culminates with the preparation of a consolidated annual and/or quarterly budget that includes these non-GAAP financial measures. This budget, once finalized and approved, serves as the basis for the allocation of resources and management of operations. The number of full-time equivalent employees working in manufacturing, research and development and marketing, general and administrative related roles is determined through the budgeting process exclusive of share-based compensation. Segment managers are not held accountable for share-based compensation charges and therefore the budget and planning process, which involves headcount planning, excludes the effects of share-based compensation. In addition, our tax strategies are determined on a consolidated basis exclusive of the expenses and related tax benefit relating to share-based compensation. The accounting expense impact of share-based compensation is not discussed nor considered when assessing and determining the appropriate level of budgeted expenses for gross margin, research and development, marketing, general and administrative expenses. Accordingly, such amounts are also excluded from the budgeted operating income, net income and earnings per share. GAAP-basis financial statements which include the effects of share-based compensation are only reviewed and analyzed for purposes of external reporting where GAAP-basis financial statements are necessary.

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          Under our budget and planning process, consistent with prior to the adoption of FAS 123(R), when we seek to reduce unit costs with the goal of increasing gross margin, management does not consider the effects of share-based compensation. When assessing the level of R&D effort currently or prospectively, consistent with prior to the adoption of FAS 123(R), management does not consider the effects of share-based compensation. When making decisions about project spending, administrative budgets, or marketing programs, management does not consider the effects of share-based compensation.

          In addition to using the budget process for planning and resource allocation, on a quarterly basis we analyze the performance of our business on a consolidated basis by comparing our gross margin, expenses (research and development and marketing, general and administrative), operating income, net income and diluted earnings per share, each excluding share-based compensation, to the prior period and forecasted amounts developed during the budget and planning process, also excluding share-based compensation. We use these quarterly assessments to evaluate the performance of the business against prior periods and budget and to develop our business outlook which we communicate to investors.

          Consistent with prior to the adoption of FAS 123(R), the company's share-based compensation programs are established and managed on a company-wide basis, including specification of grant types and amount ranges for employees by category and grade. Our philosophy relative to share-based compensation programs is built on the principle that equity compensation should seek to align employees' actions and behaviors with stockholders' interest; be market competitive; be able to attract, motivate and retain the best employees; and support Intel's belief in a broad-based approach. Share based compensation granted to employees is in addition to, not in lieu of, cash compensation. Accordingly, our share-based compensation program is evaluated separately from the cost of other compensation programs. Specifically, our share-based compensation programs are carefully evaluated from the perspective of the resulting dilution and other metrics, and not from the resulting expense to be recorded. For example, our goal has been to keep the potential incremental dilution related to our equity incentive programs (stock options and restricted stock units) to a long-term average of less than 2% annually. The dilution percentage is calculated using the new equity-based awards, net of equity-based awards cancelled due to employees leaving the company and expired stock options, divided by the total outstanding shares at the beginning of the year. Further, as noted above, segment managers are not held accountable for share-based compensation charges, and these charges do not impact their business unit's operating income (loss). Accordingly, share-based compensation charges also are excluded from the company's measure of segment profitability (operating income). Therefore, when evaluating segment and operating income, management and the Board of Directors exclude share-based compensation.

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          Operating income and net income, both on a per-share basis, are calculated excluding share-based compensation for purposes of evaluating profit-dependent cash incentive compensation paid to employees, including senior management. For example, for 2006 the executive compensation cash incentive plan formula measures EPS as the greater of (x) Intel's operating income or (y) Intel's net income (in both cases excluding the effect of share-based compensation), divided by Intel's weighted average diluted common shares outstanding, excluding the effects of share-based compensation. The calculation of diluted common shares outstanding, excluding the effects of share-based compensation, excludes the proceeds from the remaining unamortized share-based compensation, and adjusts the proceeds from tax benefits by excluding the effects of share-based compensation. The calculation of diluted common shares outstanding, excluding the effects of share-based compensation is similar to the calculation of diluted common shares outstanding, as reported, prior to the adoption of SFAS 123(R). Accordingly, when budgeting for the company's profit-dependent cash incentives, the company applies the formula above to calculate earnings per share excluding share-based compensation so as to be able to factor the appropriate amount of profit dependent cash incentive into the budget.

          The company discloses this non-GAAP information to the public to enable investors who wish to more easily assess the company's performance on the same basis applied by management and to ease comparison on both a GAAP and non-GAAP basis to our prior period results. In particular, as the company begins to apply SFAS No. 123(R), the company believes that it is useful to investors to understand how the expenses and other adjustments associated with the application of SFAS No. 123(R) are being reflected on the company's income statements. Management believes gross margin, excluding share-based compensation, R&D, excluding share-based compensation, and marketing, general, and administrative, excluding share-based compensation, are useful information for investors because the GAAP measure when compared in isolation with last year would indicate a level of increase in those expenses inconsistent with actual performance. We believe that the non-GAAP measures serve to provide a baseline for investors in this first year of adoption to compare actual results for the current year, excluding share-based compensation to the prior year GAAP amounts which exclude share-based compensation. We believe this comparison also is useful to allow investors to more easily evaluate our results from a period-to-period comparability perspective.

          Management believes operating income and net income, excluding share-based compensation, is useful information to investors because it assists investors in evaluating operating income and net income consistent with how management evaluates performance and to understand the basis for the company's profit dependent cash incentive plan. Especially in this first year of applying the provisions of FAS 123(R), we believe operating and net income as reported in our income statement are not comparable to prior year period amounts, and may lead the investor to believing business has declined more significantly than would be caused by actual changes in the business (as opposed to changes in accounting treatment between years). When presenting net income, excluding share-based compensation, we believe it appropriate to exclude the related tax benefit recognized in the financial statements for purposes of presenting net income or EPS, excluding share-based compensation. Providing diluted earnings per share, excluding share-based compensation assists investors in evaluating diluted earnings per share compared to prior periods. Especially in this first year of applying the provisions of FAS 123(R), we believe diluted earnings per share as reported in our income statement is not comparable to prior year amounts.

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          The basis for the company's decision to use these non-GAAP measures excluding share-based compensation is that management has determined in this first year of adoption of FAS 123(R) to continue to evaluate the business on the same basis as prior to the implementation of FAS 123(R) until there is greater familiarity with its effects and until the second year after adoption of FAS 123(R) when financial information is prepared and presented on a consistent basis with the prior year. Share-based compensation represents: 0.8 points of gross margin, $126 million of research and development expenses, $140 million of marketing, general and administrative expenses, $332 million reduction in total operating income, $239 million reduction in total net income, and a $0.04 reduction in diluted earnings per share for the quarter ended July 1, 2006, compared to zero for all such measures in the quarter ended July 2, 2005. Share-based compensation represents: 1 point of gross margin, $135 million of research and development expenses, $153 million of marketing, general and administrative expenses, $374 million reduction in total operating income, $264 million reduction in total net income, and a $0.04 reduction in diluted earnings per share for the quarter ended April 1, 2006.

          Unlike other forms of compensation, share-based compensation was not recognized prior to January 1, 2006 when we adopted the provisions of SFAS No. 123(R). Additionally, when management determines the annual merit and promotional budget for compensation, the expense effects of share-based compensation are not considered. Rather share-based awards are generally granted via a fixed formula depending on position and level of the employee. In addition, segment managers are held accountable for other forms of compensation, and as such those compensation charges are included in the segments' results and in the budget and planning processes of our reporting segments.

          A material limitation associated with the use of these measures as compared to the related GAAP measures is that they may reduce comparability with other companies who may use different types of equity incentive awards, or whose compensation structures may use share-based compensation to a greater or lesser extent as part of their overall compensation. These differences may cause our non-GAAP measures excluding share-based compensation to not be comparable to other companies' non-GAAP measures excluding share-based compensation. Other material limitations associated with the use of these measures as compared to the GAAP comparable measure include: gross margin, excluding share-based compensation does not include all costs related to the cost of inventory sold during the period; research and development, excluding share-based compensation does not include all costs related to the research and development needed to bring new products to the market; marketing, general and administrative expenses excluding share-based compensation does not include all costs related to the marketing, general and administrative efforts required to manage our company and sell our products. A material limitation with using operating income excluding share-based compensation, net income excluding share-based compensation and diluted earnings per share, excluding share-based compensation is that they do not include all costs typically included in the presentation of the comparable GAAP measure, and they may not include all costs related to hiring and retaining qualified employees.

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          Although these non-GAAP financial measures adjust cost, expenses and diluted share items to exclude the accounting treatment of share-based compensation, they should not be viewed as a pro forma presentation reflecting the elimination of the underlying share-based compensation programs. Thus, our non-GAAP presentations are not intended to present, and should not be used, as a basis for assessing what our operating results might be if we were to eliminate our share-based compensation programs. Our equity incentive programs are an important element of the company's compensation structure and generally accepted accounting principles indicate that all forms of share-based payments should be valued and included as appropriate in results of operations.

          Because of the foregoing limitations, management does not intend to use the non-GAAP financial measures when assessing the company's performance against that of other companies. The company manages its share-based programs in the aggregate against certain metrics rather than reviewing financial statement impacts by financial statement line item. Specifically, our goal has been to keep the potential incremental dilution related to our equity incentive programs (stock options and restricted stock units) to a long-term average of less than 2% annually. The dilution percentage is calculated using the new equity-based awards, net of equity-based awards cancelled due to employees leaving the company and expired stock options, divided by the total outstanding shares at the beginning of the year.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    INTEL CORPORATION
                                    (Registrant)

Date: July 19, 2006                 By: /s/ Andy D. Bryant
                                        ------------------
                                        Andy D. Bryant
                                        Executive Vice President,
                                        Chief Financial and Enterprise Services
                                        Officer and Principal Accounting Officer

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